Exhibit 10.18.1


                                RENEWAL ADDENDUM

THIS ADDENDUM ("Addendum") to that certain Agreement for Information Technology Services ("Agreement") between ELECTRONIC DATA SYSTEMS CORPORATION ("EDS") and THE ADAMS NATIONAL BANK ("Customer"), dated June 5, 1992, is between Customer and EDS. To the extent that any provision of the Agreement or Addendum is inconsistent with this Addendum, this Addendum will control.

The parties agree to amend the Agreement as follows:

1. Section 2.1 of the Agreement is hereby amended in its entirely to read as follows:

          Term. This agreement will begin on June 6, 1997 and, unless terminated earlier under Section 7.2, 7.3, 7.4, or 9.5, will continue for a period of one (1) year until June 5, 1998 ("Renewal Term"). Thereafter, this Agreement will not automatically renew.

2. Schedule C Service Charges, Section 2 - Charges for Conversion Services is hereby amended in its entirely to read as follows:

          All additional conversions (acquisitions) for Customer shall be at EDS' then current rate. This charge will vary dependent upon processor and number of application systems converted.

3. Customer will convert to the ITI Standard transaction code no later than July 3, 1997.

4. Customer will convert to image check capture no later than August 1, 1997. Customer's parallel image statements/traditional statements will begin with all statement cycles after August 31, 1997 and the parallel period will be no longer than two (2) statements cycles.

5. Four (4) originals of this Addendum will be executed and submitted to EDS by Customer. EDS will return one (1) of the executed originals to Customer.

6. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise expressly defined in this Addendum.

IN WITNESS WHEREOF, the parties have executed this addendum as of the 12th day of June, 1997

ELECTRONIC DATA SYSTEMS CORPORATION             THE ADAMS NATIONAL BANK

By:____________________________________         By:___________________________

Printed                                         Printed
Name: __________________________________        Name:________________________


Title:___________________________________       Title:_________________________


Date:___________________________________        Date:_________________________